Exhibit 10.8

                         MFA MORTGAGE INVESTMENTS, INC.
                SENIOR OFFICERS DEFERRED BONUS COMPENSATION PLAN

ANNUAL PARTICIPANT ELECTION FORM - 2003 DEFERRALS

      In accordance with the provisions of the Plan, I hereby elect to defer the percentage of the annual Bonus Compensation earned during 2003, as follows:

      1. AMOUNT OF BONUS COMPENSATION DEFERRAL (Indicate whole percentage only) I elect to defer ____% of the cash bonus awarded to me in 2003 and otherwise payable in January 2004.

      2. DEFERRAL PERIOD - I hereby elect the five-year Deferral Period for Bonus Compensation earned during 2003, such that payment will be deferred until on or about January 15, 2008. _____ Yes _____ No

      3. SETTLEMENT - Form of Distribution (Initial one) _____ I elect the following deferral installment payment period: _____ years (indicate between one and five years)

            OR

      _____ I elect a lump sum distribution in accordance with the terms of the Plan.

This election is subject to all of the terms of the MFA Mortgage Investments, Inc. Senior Officers Deferred Bonus Compensation Plan on file attached hereto and on file with the records of the Corporation.


Dated:
      ------------      -----------------------------------------
                                Signature of Senior Officer

********************************************************************************

Please check below if you do not wish to participate in the Plan and sign below.

_____ I do not wish to participate in the MFA Mortgage Investments, Inc. Senior Officers Deferred Bonus Compensation Plan


Dated:
      ------------      -----------------------------------------
                                Signature of Senior Officer

********************************************************************************

Accepted on the ___ day of ___________, 2002
on behalf of MFA Mortgage Investments, Inc.


By:
   -----------------------------------------

********************************************************************************

                               FEDERAL TAX ASPECTS

The following discussion is a general description of expected federal income tax results under current law. The information is not tax advice, it is intended to be for general guidance only and does not give a full description of all the tax issues which may apply to you. You should also remember that tax laws may change from time to time. You should consult your own tax advisors regarding the impact of the Plan, and your election thereunder, with respect to any federal, state, local or other taxes.


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

      The Plan is intended to be a non-qualified deferred compensation plan under the provisions of the Internal Revenue Code. At the time a Participant's deferral of Bonus Compensation is made, it is intended that such Participant will not recognize income for federal income tax purposes. In addition, Deferred Stock Units credited pursuant to Section 6(b) of the Plan are not intended to be treated as income at the time they are credited to the Account of a Participant.

      Participants will recognize ordinary income at the time the Participant deferrals, together with the earnings credited to these amounts, are actually paid out or made available to the Participants. The amount of such ordinary income will equal the amount of cash received.

      The Plan is not intended to be a tax-qualified plan under Section 401 (a) of the Internal Revenue Code and is not intended to be subject to ERISA. The Corporation has not received any ruling from the Internal Revenue Service concerning the tax consequences of the Plan.

                         MFA MORTGAGE INVESTMENTS, INC.
             2003 NONEMPLOYEE DIRECTORS' DEFERRED COMPENSATION PLAN
                    (as adopted effective December 19, 2003)

1. Purpose

      The purpose of the Plan is to provide Nonemployee Directors of the Corporation with an opportunity to defer 100% or 50% of their Compensation while at the same time aligning their interests more closely with the interests of the stockholders of the Corporation.

2. Effective Date

      This Plan shall become effective on the Effective Date.

3. Definitions

      In this Plan, the following definitions shall apply:

            "Account" - the account maintained by the Corporation for Deferred Stock Units credited in accordance with Section 6 of the Plan.

            "Administrator" - the person, persons or entity appointed by the Board from time to time to manage and administer the Plan.

            "Board" - the Board of Directors of the Corporation.

            "Common Stock" - the Corporation's common stock, $0.01 par value per share.

            "Compensation" - the aggregate value of the annual retainer payable to a Nonemployee Director for service on the Board (exclusive of committee fees, meeting participation fees and expenses).

            "Corporation" - MFA Mortgage Investments, Inc., a Maryland corporation, and its successors.

            "Deferral Period" - the five-year period, if so elected, during which Compensation for a particular year is to be deferred. At the conclusion of the Deferral Period, such deferred Compensation will be paid out in a lump sum or, if so elected, in a specified number of annual installments not to exceed five years. Payment(s) will commence, or be made in a lump sum, no earlier than January 15 of the year first following the five-year anniversary of the applicable election date. For example, if during 2002 a Participant elects the Deferral Period (i.e., 5 years) for Compensation deferred in 2003, the payment(s) shall be made/commence on or about January 15, 2008.

            "Deferred Stock Unit" - a credit to a Participant's Account under
Section 6(c) that represents the right to receive a cash payment equal to the Fair Market Value of one Share on settlement of the Account.

            "Effective Date" - December 19, 2002, the date the Plan was adopted.

            "Fair Market Value" - for any date, the average of the high and low sales prices for Shares of the Corporation's Common Stock, as reported by the New York Stock Exchange or such other relevant exchange on which the Corporation's Common Stock is traded.

            "Nonemployee Director" - a member of the Board who is not also an employee of the Corporation and/or an employee of any affiliate of the Corporation.

            "Participant" - each Nonemployee Director who elects to defer 100% or 50% of his or her Compensation under this Plan.

            "Plan" - MFA Mortgage Investments, Inc. 2003 Nonemployee Directors' Deferred Compensation Plan, as it may be amended from time to time.

            "Share" - a share of Common Stock of the Corporation.


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

4. Administration

      Subject to the oversight of the Board, the Administrator shall have authority to administer the Plan, including conclusive authority to construe and interpret the Plan, to establish rules, policies, procedures, forms and notices for use in carrying out the Plan, and to make all other determinations necessary or desirable for administration of the Plan. The Administrator may delegate some or all of its functions to another person(s) as it may deem appropriate.

5. Election to Defer Compensation

      (a) Amount of Deferral. A Nonemployee Director may elect to defer receipt of 50% or 100% of such Nonemployee Director's Compensation otherwise thereafter payable to such Nonemployee Director.

      (b) Manner of Electing Deferral. An election to defer Compensation shall be made by each Participant by giving written notice to the Administrator in the form approved by the Administrator. Such notice shall address, without limitation:

            (1) the percentage of Compensation for the next calendar year to be deferred;

            (2) if applicable, an election for the Account to be settled following a five-year Deferral Period; and

            (3) an election for the Account to be settled in either a lump-sum payment or in a specified number of annual installments (not to exceed five).

      (c) Time of Election; Effectiveness; Change of Election.

            (1) An initial election to make a deferral shall be made within 30 days of the time a Participant first becomes eligible to participate in the Plan. All other deferral elections shall be made annually by a Nonemployee Director, prior to the right to receive Compensation, such that elections must be made on or prior to December 31 of the year prior to the year for which the annual Compensation is otherwise earned and payable.

            (2) An election shall continue in effect until the end of the calendar year for which an election to participate in the Plan was made.

            (3) A Nonemployee Director may change a deferral election annually by making different elections in the Annual Participant Election Form provided by the Administrator; all such changes shall only be effective prospectively for subsequent calendar years commencing at or after the time of such notice.

6. Deferred Compensation Account

      (a) Establishment of Account. The Corporation will maintain Account(s) for each Participant for each year in which they elect to participate in the Plan, which will reflect the Compensation deferred by such Participant for a given calendar year. Accounts under this Plan shall be unfunded and shall represent only an unsecured claim against the general assets of the Corporation.

      (b) Deferred Stock Units. In any given calendar year, a Participant may elect to defer either 100% or 50% of the Compensation earned by such Participant in the form of Deferred Stock Units. The number of Deferred Stock Units credited to the Participant's Account, at the time such Compensation would otherwise have been payable absent the election to defer, will be equal to (i) the otherwise payable amount divided by (ii) the Fair Market Value of a Share on the last trading day preceding the credit date. In addition, on each date on which a cash dividend is payable on the Shares, the Participant's Account shall be credited with a number of Deferred Stock Units equal to (i) the per Share cash dividend times the number of Deferred Stock Units then credited to the Account, divided by (ii) the Fair Market Value of a Share on the last trading day preceding the dividend payment date. Accounts shall be credited with fractional Deferred Stock Units, rounded to the third decimal place.


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

      (c) Adjustments. In case of a stock split, stock dividend, or other relevant change in capitalization of the Corporation, the number of Deferred Stock Units credited to a Participant's Account shall be adjusted in such manner as the Administrator deems appropriate.

7. Valuation

      The value of an Account as of any date on which a settlement payment is to be made under Section 8 shall be the amount equal to the number of Deferred Stock Units then credited to the Participant's Account times the Fair Market Value of a Share on the last trading day preceding the payment date.

8. Settlement

      (a) An Account shall be distributed or commence distribution to a Participant on the earlier of (i) the year first following the year in which service as a Nonemployee Director terminates or (ii) with respect to any particular Account, the year first following the year in which the five-year Deferral Period elected by such Participant for such Account expires. Notwithstanding the foregoing, no payments may commence with respect to any Account any later than the year first following the Participant's 72nd birthday, or such other date as may be approved by the Administrator. To the extent that an Account is to be distributed to a Participant in accordance with this Section 8, such distribution shall occur on or about, but no earlier than, January 15 of the applicable distribution year.

      (b) Lump Sum. If a Participant elects lump sum settlement, an amount of cash equal to the value of the Account determined in accordance with Section 7 shall be paid to the Participant in accordance with Section 8(a).

      (c) Installment Payments. If a Participant elects settlement in installments, an amount of cash determined as hereafter provided shall be paid to the Participant in accordance with Section 8(a) in each year of the installment payment period elected. The amount of each installment shall be equal to (i) the value of the Account as of the payment date for such installment, determined in accordance with Section 7, divided by (ii) the number of unpaid installments. Each installment payment shall be debited to the Deferred Stock Units in a Participant's Account.

      (d) Payment on Death. Notwithstanding a Participant's settlement election, in the event of a Participant's death an amount of cash equal to the remaining value of the Account determined as provided in Section 7 shall be paid in a single payment to the Participant's estate as soon as practicable.

      (e) No early withdrawal. No withdrawal may be made from a Participant's Account except as provided in this Section 8.

      (f) Cash settlement only. Settlement of an Account under this Plan shall be made only in cash, via wire transfer or check in U.S. dollars.

9. Non-Assignability

      The right of a Participant to receive any unpaid portion of the Participant's Account may not be assigned or transferred except by will or the laws of descent and distribution, and may not be pledged or encumbered or be subject to attachment, execution, or levy of any kind.

10. Amendment and Termination

      This Plan may be amended, modified or terminated by the Board at any time, provided that no such amendment, modification or termination shall, without the consent of a Participant, adversely affect such Participant's rights with respect to amounts accrued in the Participant's Account.

11. Governing Law

      This Plan and all actions taken under it shall be governed by the laws of the State of New York, without reference to conflict of law principles.

12. Severability

      If any provision of this Plan shall be deemed illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan but shall be fully severable.

13. Compliance

      The Administrator is authorized to take such steps as may be necessary including, without limitation, delaying effectiveness of a Participant's election or delaying settlement of an Account, in order to ensure that this Plan and all actions taken under it comply with any law, regulation, or listing requirement which the Administrator deems applicable or desirable, including the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

14. Withholding

      If the Corporation concludes that any tax is owing with respect to any deferral of income or payment hereunder, the Corporation shall withhold such amounts from any payments due the Participant, or otherwise make appropriate arrangements with the Participant for satisfaction of such obligation.

                         MFA MORTGAGE INVESTMENTS, INC.
             2003 NONEMPLOYEE DIRECTORS' DEFERRED COMPENSATION PLAN

               ANNUAL PARTICIPANT ELECTION FORM FOR 2003 DEFERRALS

      In accordance with the provisions of the MFA Mortgage Investments, Inc. 2003 Nonemployee Directors' Deferred Compensation Plan (the "Plan"), I hereby make the following elections pursuant to the Plan:

      1. AMOUNT OF COMPENSATION DEFERRAL - I hereby elect to defer the annual Compensation otherwise earned and payable in to me in 2003 by the Corporation as follows: (Check one if participating in Plan)

            I elect to defer ____ 50% or ____100% of the aggregate value of the annual retainer payable to a Nonemployee Director for service on the Board of the Corporation.

      2. DEFERRAL PERIOD - I hereby elect the five-year Deferral Period for Compensation earned during 2003, such that payment will be deferred until on or about January 15, 2008. _____ Yes _____ No

     3.    SETTLEMENT (Check one):

            _______ I elect to the following installment payment period: ______ (indicate between one and five years)
OR
            _______ I elect a lump sum distribution.

      This election is subject to all of the terms of the MFA Mortgage Investments, Inc. 2003 Nonemployee Directors' Deferred Compensation Plan attached hereto and on file with the records of the Corporation. Unless otherwise defined, all defined terms used herein shall have the meanings ascribed to them in the Plan.


Dated:
      ------------      -----------------------------------------
                                  Signature of Director

********************************************************************************

Please check below if you do not wish to participate in the Plan and sign below.

_____ I do not wish to participate in the Plan.

Dated:
      ------------      -----------------------------------------
                                  Signature of Director
********************************************************************************

Accepted on the ___ day of ___________, 2002
on behalf of MFA Mortgage Investments, Inc.


By:
   -----------------------------------------

                               FEDERAL TAX ASPECTS

The following discussion is a general description of expected federal income tax results under current law. The information is not tax advice, it is intended to be for general guidance only and does not give a full description of all the tax issues which may apply to you. You should also remember that tax laws may change from time to time. You should consult your own tax advisors regarding the impact of the Plan, and your election thereunder, with respect to any federal, state, local or other taxes.

      The Plan is intended to be a non-qualified deferred compensation plan under the provisions of the Internal Revenue Code. At the time a Participant's deferral of compensation is made, it is intended that such Participant will not recognize income for federal income tax purposes. In addition, Deferred Stock Units credited pursuant to Section 6(b) of the Plan are not intended to be treated as income at the time they are credited to the Participant accounts.

      Participants will recognize ordinary income at the time the Participant deferrals, together with the earnings credited to these amounts, are actually paid out or made available to the Participants. The amount of such ordinary income will equal the amount of cash received.

      The Plan is not intended to be a tax-qualified plan under Section 401 (a) of the Internal Revenue Code and is not intended to be subject to ERISA. The Corporation has not received any ruling from the Internal Revenue Service concerning the tax consequences of the Plan.